Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Multi-Color Corporation (the “Company”) on Form 10-K for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dawn H. Bertsche, Vice-President Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2003	By:	/s/ Dawn H. Bertsche
Dawn H. Bertsche Vice President Finance and Chief Financial Officer